UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2016

Commission File Number: 000-49768

ASIA INTERACTIVE MEDIA INC.

(Exact name of registrant as specified in its charter)

Nevada	43-195-4778
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

Level 30, Bank of China Tower
1 Garden Road, Central Hong Kong
(Address of principal executive offices) (Zip Code)

011-852-9836-2643
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 2, 2016, Asia Interactive Inc. (the “Company”) was notified that George Stewart, CPA, the Company’s independent registered public accountant (“Stewart”), has resigned his engagement with the Company effective November 2, 2016. The decision to resign was entirely due to Stewart’s desire to transition towards retirement and was accepted by the sole director of the Company on November 2, 2016. On November 2, 2016, the sole director approved the engagement of Fruci & Associates II, PLLC (“Fruci”) as the Company’s new independent registered public accountant.

During the Company’s fiscal years ended December 31, 2015 and 2014, and through November 2, 2016, neither the Company nor anyone on the Company’s behalf consulted with Fruci regarding any of the following:

(i)	either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Fruci concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Stewart regarding the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2015 and 2014, and through November 2, 2016, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Stewart on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Stewart, would have caused Stewart to make reference thereto in connection with his report.

During the fiscal years ended December 31, 2015 and 2014, and through November 2, 2016, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the sole director discussed with Stewart the existence of material weaknesses in the Company’s internal control over financial reporting, as more fully described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, filed on April 1, 2016 with the Securities and Exchange Commission (the “SEC”).

The Company requested that Stewart furnish it with a letter addressed to the SEC stating whether or not Stewart agrees with the above statements and, if he does not agree, the respects in which he does not agree. A copy of the letter, dated November 4, 2016, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from George Stewart, CPA to the Securities and Exchange Commission dated November 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2016	Asia Interactive Media Inc.

/s/ Ken Ng
Ken Ng
President, Chief Executive Officer, Chief Financial Officer,
Principal Accounting Officer, Secretary,
Treasurer, Director